Exhibit 99.1

Butterfly Network Reports Second Quarter 2021 Financial Results

Strong Revenue Growth Driven by Broad Customer Adoption

Gross Margin of 49.8% and Adjusted Gross Margin of 50.2%

GUILFORD, Conn., and NEW YORK, August 9, 2021 -- Butterfly Network, Inc. (NYSE: BFLY) (“Butterfly”), an innovative digital health company that is working to democratize medical imaging and enable global health equity, today announced financial results for the quarter ended June 30, 2021, and provided a business update.

Second Quarter 2021 Highlights:

●	Reported revenue of $16.5 million in the second quarter of 2021, compared to $11.8 million in the second quarter of 2020.

●	Reported gross profit of $8.2 million and a gross margin of 49.8%. Adjusted gross margin of 50.2%.

●	Appointed a new Chief Technology Officer and Chief Information Officer to lead innovation and information technology infrastructure efforts to drive growth.

●	Butterfly iQ+ received a medical device license in Canada. This license included a new machine learning tool, Education View Guidance.

●	Launched three new obstetrics and gynecology solutions for Butterfly iQ+.

“As we continue our journey as a public company, we achieved another quarter of strong revenue growth, while driving progress against our foundational goals.” said Dr. Todd Fruchterman, Butterfly’s President and Chief Executive Officer. “Our commercial expansion in the US and international markets reflects broad interest in Butterfly across a variety of use-cases and settings. Building for long-term growth, we also made leadership appointments adding expertise in innovation and IT infrastructure.” said Dr. Todd Fruchterman. “Butterfly makes it possible to democratize imaging. With Butterfly, information is more accessible, reliable, and usable for providers and patients, enabling more informed decision making at the point of care.”

Second Quarter 2021 Financial Results

Second quarter revenue increased 40.0% to $16.5 million from $11.8 million in the second quarter of 2020. Product revenue increased 30.3% to $13.0 million from $10.0 million in the second quarter of 2020. Subscription revenue increased 94.3% to $3.5 million from $1.8 million in the second quarter of 2020.

Gross profit for the second quarter of 2021 was $8.2 million, compared to a gross profit of $0.2 million in the second quarter of 2020. Adjusted gross profit was $8.3 million, compared to an adjusted gross profit of $0.2 million in the second quarter of 2020.

Total gross margin for the quarter was 49.8%, compared to 1.4% in the second quarter of 2020. Adjusted gross margin was 50.2%, compared to a 1.6% in the second quarter of 2020.

Operating expenses were $44.9 million, compared to $23.2 million in the second quarter of 2020, representing an increase of 93.3% primarily due to the build out of personnel and services to support growth initiatives and expenses incremental to being a publicly traded company.

Net loss was $2.9 million, compared to a net loss of $23.2 million during the second quarter of 2020. Adjusted EBITDA was a loss of $28.5 million during the second quarter of 2021, compared to a loss of $20.1 million in the second quarter of 2020.

Cash and cash equivalents and marketable securities were $509.5 million as of June 30, 2021.

Innovation and Commercial Expansion

●	Launched new tools for the Butterfly iQ+ obstetrics and gynecology solution to supplement maternal and fetal health care delivery by providing additional clarity earlier and more often at the point-of-care.

●	Established partnership with Chindex Medical, a leading medical device distributor in Hong Kong to establish a commercial footprint in the Hong Kong region.

●	The Lewis Katz School of Medicine at Temple University distributed Butterfly iQ+ to all first-year medical students at their White Coat Ceremony held on August 6, 2021.

Conference Call

A conference call to review the second quarter 2021 financial results is scheduled for August 9, 2021, at 8:30 AM Eastern Time. Interested parties may access the conference call by dialing (844) 558-0160 (U.S.) or (236) 714-3222 (Outside U.S.) and referencing Conference ID 5067824. Additionally, a link to a live webcast of the call will be available in the Investor Relations section of Butterfly's website at Butterfly Network, Inc. - Events & Presentations - Events.

About Butterfly Network, Inc.

Founded by Dr. Jonathan Rothberg in 2011, and recently listed on the New York Stock Exchange through a business combination with Longview Acquisition Corp., Butterfly created the world's first handheld, single probe whole-body ultrasound system using semiconductor technology, the Butterfly iQ+. Butterfly’s mission is to enable universal access to superior medical imaging, making high-quality ultrasound affordable, easy-to-use, globally accessible, and intelligently connected, including for the 4.7 billion people around the world lacking access to ultrasound. Through its proprietary Ultrasound-on-Chip™ technology, Butterfly is paving the way for earlier detection and remote management of health conditions around the world. The Butterfly iQ+ can be purchased online today by healthcare practitioners in the United States, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (“GAAP”), the Company provides additional financial metrics that are not prepared in accordance with GAAP (“non-GAAP”). The non-GAAP financial measures included in this press release are Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin. The Company presents non-GAAP financial measures in order to assist readers of its consolidated financial statements in understanding the core operating results that its management uses to evaluate the business and for financial planning purposes. The Company’s non-GAAP financial measures, Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin, provide an additional tool for investors to use in comparing our financial performance over multiple periods.

Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin are key performance measures that the Company’s management uses to assess our operating performance. These non-GAAP measures facilitate internal comparisons of the Company’s operating performance on a more consistent basis. The Company uses these performance measures for business planning purposes and forecasting. The Company believes that Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin enhance an investor’s understanding of the Company’s financial performance as they are useful in assessing its operating performance from period-to-period by excluding certain items that the Company believes are not representative of its core business.

Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin may not be comparable to similarly titled measures of other companies because they may not calculate these measures in the same manner. Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. When evaluating the Company’s performance, you should consider Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin alongside other financial performance measures prepared in accordance with GAAP, including net loss, gross profit, and gross margin.

The non-GAAP financial measures do not replace the presentation of the Company’s GAAP financial results and should only be used as a supplement to, not as a substitute for, the Company’s financial results presented in accordance with GAAP. In this press release, the Company has provided a reconciliation of Adjusted EBITDA to net loss, Adjusted gross profit to gross profit, and Adjusted gross margin to gross margin, the most directly comparable GAAP financial measures. A reconciliation of Adjusted EBITDA, Adjusted gross profit and Adjusted gross margin to corresponding GAAP measures is not available on a forward-looking basis because the Company is unable to predict with reasonable certainty the non-cash component of employee compensation expense, changes in its working capital needs, variances in its supply chain, the impact of earnings or charges resulting from matters the Company considers not to be reflective, on a recurring basis, of its ongoing operations, and other such items without unreasonable effort. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP. Management strongly encourages investors to review the Company’s financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial results, future performance, development of products and services, potential regulatory approvals, anticipated financial impacts and other effects of the Company’s business combination on its business, and the size and potential growth of current or future markets for its products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on the Company’s business; the ability to recognize the anticipated benefits of the business combination; the Company’s ability to grow and manage growth profitably; the success, cost and timing of the Company’s product and service development activities; the potential attributes and benefits of the Company’s products and services; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing license, manufacture, supply and distribution agreements; the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; changes in applicable laws or regulations; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s products and services and reimbursement for medical procedures conducted using its products and services; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s ability to raise financing in the future; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions you not to place undue reliance upon any forward-looking statements, which speak only as of the date of this press release. The Company does not undertake or accept any obligation or undertake to release publicly any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

Contacts:

Investors
Agnes Lee
650.677.9138
alee@butterflynetinc.com

Media
media@butterflynetwork.com

BUTTERFLY NETWORK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except share and per share amounts)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Revenue:
Product	$13,012	$9,990	$22,608	$17,199
Subscription	3,501	1,802	6,350	3,263
Total revenue	$16,513	$11,792	$28,958	$20,462
Cost of revenue:
Product	7,858	11,385	13,506	20,647
Subscription	435	242	814	486
Total cost of revenue	$8,293	$11,627	$14,320	$21,133
Gross profit	$8,220	$165	$14,638	$(671)
Operating expenses:
Research and development	$17,088	$11,940	32,804	24,456
Sales and marketing	10,540	5,955	20,347	11,870
General and administrative	17,279	5,341	51,920	10,583
Total operating expenses	44,907	23,236	105,071	46,909
Loss from operations	$(36,687)	$(23,071)	$(90,433)	$(47,580)
Interest income	$607	$23	846	222
Interest expense	(7)	(113)	(645)	(118)
Change in fair value of warrant liabilities	33,458	—	87,570	—
Other income (expense), net	(262)	(70)	(895)	(99)
Loss before provision for income taxes	$(2,891)	$(23,231)	$(3,557)	$(47,575)
Provision for income taxes	51	10	75	20
Net loss and comprehensive loss	$(2,942)	$(23,241)	$(3,632)	$(47,595)
Net loss per common share attributable to Class A and B common stockholders, basic and diluted	$(0.02)	$(3.85)	$(0.02)	$(7.92)
Weighted-average shares used to compute net loss per share attributable to Class A and B common stockholders, basic and diluted	192,180,141	6,034,191	149,286,700	6,006,711

BUTTERFLY NETWORK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

(Unaudited)

	June 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$19,605	$60,206
Marketable securities	489,890	—
Accounts receivable, net	7,809	5,752
Inventories	46,947	25,805
Current portion of vendor advances	17,115	2,571
Prepaid expenses and other current assets	9,294	2,998
Total current assets	$590,660	$97,332
Property and equipment, net	7,436	6,870
Non-current portion of vendor advances	26,365	37,390
Other non-current assets	6,802	5,599
Total assets	$631,263	$147,191
Liabilities, convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$5,264	$16,400
Deferred revenue, current	10,894	8,443
Accrued purchase commitments, current	22,890	22,890
Accrued expenses and other current liabilities	19,327	21,962
Total current liabilities	$58,375	$69,695
Deferred revenue, non-current	4,840	2,790
Convertible debt	—	49,528
Loan payable	—	4,366
Warrant liabilities	99,754	—
Accrued purchase commitments, non-current	19,660	19,660
Other non-current liabilities	2,282	2,146
Total liabilities	$184,911	$148,185
Commitments and contingencies (Note 16)
Convertible preferred stock:
Convertible preferred stock (Series A, B, C and D) $.0001 par value with an aggregate liquidation preference of $0 and $383,829 at June 30, 2021 and December 31, 2020, respectively; 0 and 107,197,118 shares authorized, issued and outstanding at June 30, 2021 and December 31, 2020, respectively	—	360,937
Stockholders’ equity (deficit):
Class A common stock $.0001 par value; 600,000,000 and 116,289,600 shares authorized at June 30, 2021 and December 31, 2020, respectively; 167,477,126 and 6,593,291 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	17	1
Class B common stock $.0001 par value; 27,000,000 and 26,946,089 shares authorized at June 30, 2021 and December 31, 2020, respectively; 26,426,937 and 0 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	3	—
Additional paid-in capital	844,770	32,874
Accumulated deficit	(398,438)	(394,806)
Total stockholders’ equity (deficit)	$446,352	$(361,931)
Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$631,263	$147,191

BUTTERFLY NETWORK, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)

(Unaudited)

	Six months ended June 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(3,632)	$(47,595)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	915	593
Non-cash interest expense on convertible debt	389	113
Stock-based compensation expense	28,035	5,345
Change in fair value of warrant liabilities	(87,570)	—
Other	498	1,000
Changes in operating assets and liabilities:
Accounts receivable	(1,979)	(3,198)
Inventories	(21,113)	(2,994)
Prepaid expenses and other assets	(6,352)	535
Vendor advances	(3,519)	2,281
Accounts payable	(11,088)	1,630
Deferred revenue	4,501	2,928
Accrued expenses and other liabilities	986	(44)
Net cash used in operating activities	$(99,929)	$(39,406)

Cash flows from investing activities:
Purchases of marketable securities	(692,514)	—
Sales of marketable securities	202,000	—
Purchases of property and equipment	(1,829)	(1,908)
Net cash used in investing activities	$(492,343)	$(1,908)

Cash flows from financing activities:
Proceeds from exercise of stock options and warrants	11,686	224
Net proceeds from equity infusion from the Business Combination	548,403	—
Proceeds from loan payable	—	4,366
Proceeds from issuance of convertible debt	—	20,150
Payment of loan payable	(4,366)	—
Payments of debt issuance costs	(52)	—
Net cash provided by financing activities	$555,671	$24,740
Net (decrease) increase in cash, cash equivalents and restricted cash	$(36,601)	$(16,574)
Cash, cash equivalents and restricted cash, beginning of period	60,206	90,002
Cash, cash equivalents and restricted cash, end of period	$23,605	$73,428

Reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets
Cash and cash equivalents	$19,605	$73,428
Restricted cash	4,000	—
Total cash, cash equivalents and restricted cash shown in the statement of cash flows	$23,605	$73,428

BUTTERFLY NETWORK, INC.

ADJUSTED GROSS PROFIT (In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Revenue	$16,513	$11,792	$28,958	$20,462
Cost of revenue	8,293	11,627	14,320	21,133
Gross profit	$8,220	$165	$14,638	$(671)

Gross margin	49.8%	1.4%	50.5%	-3.3%

Add:
Depreciation and amortization	72	24	160	46
Warranty liability policy change	—	—	(560)	—
Adjusted gross profit	$8,292	$189	$14,238	$(625)

Adjusted gross margin	50.2%	1.6%	49.2%	-3.1%

BUTTERFLY NETWORK, INC.

ADJUSTED EBITDA (In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
(In thousands)	2021	2020	2021	2020
Net loss	$(2,942)	$(23,241)	$(3,632)	$(47,595)
Interest income	(607)	(23)	(846)	(222)
Interest expense	7	113	645	118
Change in fair value of warrant liabilities	(33,458)	—	(87,570)	—
Other expense, net	262	70	895	99
Provision for income taxes	51	10	75	20
Stock based compensation	7,738	2,662	28,035	5,345
Depreciation and amortization	456	308	915	593
CEO transition costs	—	—	5,398	—
Warranty liability policy change	—	—	(560)	—
Transaction bonus	—	—	1,653	—
Adjusted EBITDA	$(28,493)	$(20,101)	$(54,992)	$(41,642)